SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) : SEPTEMBER 26, 2003

                           COMMISSION FILE NO. 0-21914

                            HEALTHRENU MEDICAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             NEVADA                                      84-1022287
-----------------------------------          -----------------------------------
(STATE  OR  OTHER  JURISDICTION  OF          (IRS EMPLOYER  IDENTIFICATION  NO.)
INCORPORATION  OR  ORGANIZATION)


              307 South Friendswood Drive, Suite E-1, Friendswood, Texas 77546
-------------------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (888) 583-3356
                     --------------------------------------
                            (ISSUER TELEPHONE NUMBER)


        AGTSPORTS, INC.7255 E. QUINCY AVENUE, SUITE 550, DENVER, CO 80237
        -----------------------------------------------------------------
                            FORMER NAME AND ADDRESS

ITEM  1.     CHANGES  IN  CONTROL  OF  THE  REGISTRANT.

      As a result of the acquisition of Health Renu Medical, Inc., a Delaware corporation ("Health Renu" or the "Company"), the control of the Registrant shifted to the former shareholders of Health Renu. The following individual will exercise control of the Registrant.

     Name               No. of shares                                 Percentage
     ----               -------------                                 ----------
 Darrell  Good           7,375,000(1)                                   46.8%

(1) Includes 795,000 shares issued to Cheryl Good, the wife of Darrell Good, and 1,080,000 shares issued to the six children of Mr. Good and his wife, collectively.


ITEM  2.   ACQUISITION  OF  DISPOSITION  OF  ASSETS.

     On September 26, 2003, the Registrant acquired 84% of the issued and outstanding shares of Health Renu in exchange for 12,925,000 shares of the Registrant's common stock. Upon 100% shareholder approval of Health Renu which is anticipated, there will be 15,763,626 shares of the Registrant's common stock outstanding, which includes the conversion of the Series 2000A Preferred Stock into 1,765 shares of common stock and the conversion of $379,902 of notes and accrued wages into 379,902 shares of common stock.

     DESCRIPTION  OF  THE  BUSINESS

     For the last three (3) years since inception, Health Renu has been in the medical research and developmental stage. The Company has focused on improving its products and has had very little production or revenues. Most of Health Renu's sales have been in the area of emergency, non-healing wounds of the human body such as Staph infections, stage 1,2,3,4, diabetic ulcers, gain green, and amputations. The Company has satisfied the United States Federal Drug Administration (the "FDA") requirements to sell it products to all medical related companies including hospitals, walk-in clinics and nursing homes or directly to consumers.

     DESCRIPTION OF PRINCIPAL PRODUCTS & SERVICES

     The Company developed a product line (the "Product Line" or "Finished Products") consisting of the following eight (8) products:

DERM-ALL GEL 4 OZ.
Used for non-healing wounds, pressure ulcers, diabetic ulcers, and surgical wounds.

SKIN RENU PLUS 2 OZ.
Used for diabetic neuropathy, circulation, skin prep for pre-opt surgery patients, used in post-opt surgical wound care for preventive care against possible staph infection and more rapid recovery and scar reduction of the wound site.

SKIN RENU LOTION 6 OZ.
Diabetic preventive skin care, preventive skin care for pressure ulcers, dermatitis, eczema, age spots, chronic bruising associated with thin skin, skin condition for thin skin, chronic dry skin, cracked hands, and preventive care against latex allergies.

SKIN RENU 1 OZ.
Used for age spots, bruising, and burns. Important for people with serious allergic reactions to insect bites.

RENU CARE 6 OZ.
Used as a non-rinse cleanser for bed patients, provides skin protection and can be used for stage 1 pressure ulcers ( bedsores).

DEEP RELIEF 4 OZ.
Has the transdermal ability to penetrate through skin layers, transferring anti-inflammatory ingredients through muscle tissue to the inflamed joints. Made with a heat action. Used for severe arthritis.

HEALTH RENU
SPORTS MEDICINE 4OZ.
Has the transdermal ability to penetrate through skin layers, transferring anti-inflammatory ingredients through muscle tissue to the inflamed joints. Made with peppermint oil which gives a peppermint fragrance as well as an anti-inflammatory action. Made with more of a mild heat action.

FACIAL SOAP 3.5 OZ.
Used for facial skin disorders-contains omega 3,6 & 9 fatty acids as well as vitamins.

Patent Pending Product with clinical studies.

The Company plans to begin marketing the Product Line directly to consumers rather than strictly to hospitals, walk-in clinics and nursing homes.

     COMPETITIVE BUSINESS CONDITIONS

     The market for healthcare products is estimated at 150 billion dollars, of which the Company has acquired less than one-percent (1%) market share with its Product Line. The Company will depend on marketing efforts to increase its market share. The Company believes that with an aggressive marketing campaign it can quickly generate more revenue and establish its Product Line nationwide. The Company's cost for research and development is fully paid. The Company intends to spend approximately 40% of its resources to increase its market share over the next twelve months.

     The Company plans to compete based on price. The Company's products are priced lower than similar products offered by competitors. The Company intends to operate with minimal overhead costs by outsourcing its shipping, receiving, purchasing, and production functions.

NO  DEPENDENCE  ON  ONE  OR  A  FEW  CUSTOMERS

     The  Company  does  not  currently  depend  on  any one or a few customers.

PATENTS,  TRADEMARKS  &  LICENSES

     The Company owns the registered trademark, Healthrenu. The Company does not hold any patents or licenses. The Company, however, has exclusive rights to the marketing of a tapeless iv holder as well as latex surgical gloves. The Company is uncertain whether or not it will purchase the patent rights from the principal patent owners.

NEED  FOR  GOVERNMENT  APPROVAL

     The Company has satisfied all FDA requirements with respect to its Finished Products for sales directly to consumers and medical related companies. The Company is currently developing new products for which it will need to meet FDA requirements in order to sale these products to consumers and medical related companies. The Company does not expect that when finished developing these new products it will be unable to also obtain FDA approval for sales of these products to consumers and medical related companies.

     The Company is currently seeking approval for reimbursement from Medicare with respect to both finished and trial products. The Company expects that obtaining such approval and reimbursement will increase future revenue in relation to what it expects such revenue would be if approved.

RESEARCH  &  DEVELOPMENT  OVER  PAST  TWO  YEARS

     The Company's activities have consisted primarily of research and development activities. During the last two (2) years, the Company conducted research on a daily basis. The Company has various products in the early stages of development. The Company obtained the services of Dr. Sparks to conduct research and development for the Company. The Company issued 200,000 common shares, to Dr. Sparks in exchange for his services. The agreement between Dr. Sparks and the Company provides that Dr. Sparks will use Healthrenu products on his patients during their research and development stage. Dr. Sparks has paid the Company approximately $61,000, of which $25,000 was for stock and $36,000 was for the Company's products.

EMPLOYEES

     The Company has two (2) full-time employees and outsources a majority of its operations. The Company intends to hire three (3) additional full-time employees within the next ninety (90) days to provide shipping services, operation services and accounting services. The Company estimates that it can fully operate with as few as fifteen (15) full-time employees.

DESCRIPTION  OF  PROPERTY

     The Company has two (2) business locations, one in Guntersville, Alabama, and the other in Friendswood, Texas. The Company is in the process of relocating its business operations in Guntersville. The Company does not have any information on the new Guntersville location at this time.

     The Friendswood office is located at 307 South Friendswood Drive, Suite E-1, Friendswood, Texas 77546. Friendswood is a suburb located Southeast of Houston, Texas. The Company has entered into a one (1) year lease for 1,300 square feet of office space for the Friendswood office. The lease provides for monthly payments of $1,300. The Friendswood office handles the workload of the Guntersville office during the relocation.

RELATED  PARTY  TRANSACTIONS

     The Company has entered into an agreement with Dr. Sparks, a Director of the Company who will likely be added as a Director of the Registrant in the near future, whereby Dr. Sparks will conduct research and development for the Company and use HealthRenu products on his patients during the products' development stage. Dr. Sparks purchases products from the Company at wholesale prices for use in his medical practice and paid the Company $36,000 over the last three years. There are currently no other transactions between the Company and its officers, directors or more than five-percent (5%) shareholders.

LEGAL  PROCEEDINGS

     There are currently no legal  proceedings.

RISK FACTORS

     Dependence Upon External Financing. It is imperative that we raise capital to expand our operations and stay in business. We require capital of approximately $500,000 to implement our business plan. If we are unable to obtain debt and/or equity financing upon terms that our management deems sufficiently favorable, or at all, it would have a materially adverse impact upon our ability to pursue our business strategy and maintain our current operations.

     Even if Product is Successful, We May Be Unable to Sell Our Product. In the event we are successful in completing our product, there can be no assurance that we will be able to sell our products at all, or enough at prices needed to maintain operations.

ITEM 5.   OTHER EVENTS.

     As a result of the acquisition of Healthrenu, Inc., a Delaware corporation, Darrell Good has become the Registrant's President and a Director.

ITEM  7.   FINANCIAL  STATEMENTS  AND  EXHIBITS.

Financial  Statements  of  HealthRenu,  Inc.

(a)  Financial  Statements  of  Businesses  Acquired  To  Be  Provided

(b)  Pro  Forma  Financial  Information  To  Be  Provided

(c)  Exhibits:

2.1     Exchange  Agreement


                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HealthRenu  Medical,  Inc.


September  29,  2003

/s/  Randy Mullins
------------------
Randy Mullins
Chief  Executive  Officer